April 23, 2014 Quarterly update FY 2014 second quarter Exhibit 99.2

Agenda Introduction  Glen Ponczak, Vice President, Global Investor Relations Overview  Alex Molinaroli, Chairman and Chief Executive Officer Business results and financial review  Bruce McDonald, Executive Vice President and Chief Financial Officer Q&A 2 FORWARD-LOOKING STATEMENTS Johnson Controls, Inc. has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward- looking statements. These factors include required regulatory approvals that are material conditions for proposed transactions to close, strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial contracts, as well as other factors discussed in Item 1A of Part I of Johnson Controls’ most recent Annual Report on Form 10-K for the year ended September 30, 2013. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are only made as of the date of this document, and Johnson Controls assumes no obligation, and disclaims any obligation, to update forward-looking statements to reflect events or circumstances occurring after the date of this document.

2014 second quarter Macro environment  Higher global automotive industry production – North America 5% – Europe 5% – China 9%  Mixed aftermarket battery demand – Weather-related improvements in North America due to cold January and February temperatures – Europe aftermarket demand trending lower with particular softness in Northern Europe, Russia and Turkey  No signs of recovery in U.S. and Europe commercial HVAC markets; sluggishness expected to continue through the beginning of fiscal 2015  Strong markets in China across all businesses 3

 Net revenues: $10.5 billion, up 4% vs. $10.1 billion in Q2 2013  Segment income: $629 million, up 36% vs. $461 million in Q2 2013  EPS: $0.64 per diluted share, up 52% vs. $0.42 in Q2 2013 4 Q2 results are consistent with high end of earnings guidance *Excluding non-recurring items 2014 second quarter (continuing operations)*

 Completed HomeLink® sale, remaining Electronics business sale to be completed this fiscal year  Signed Memorandum of Understanding for HVAC joint venture with Hitachi  Expanded share repurchase authorization to $3.65 billion; completed $1.2 billion repurchase in Q1 2014  Exploring strategic alternatives for Automotive Interiors ─ Announced agreement to sell Headliners and Visors business  APRIL 16, 2014 …Announced definitive agreement to purchase Air Distribution Technologies, expanding Building Efficiency product offerings and distribution 5 Taking action to become a leading multi-industry company

2014 second quarter Power Solutions 2014 2013 Net sales $1.6B $1.6B Level  Excluding lead, sales were up 4%  Improved aftermarket volumes in North America and Asia along with strong OE sales globally – Americas up 10% – Asia up 7% – Europe down 15%  AGM volumes up 24% Segment income $236M $248M -5%  The 2013 quarter benefited from a legal settlement of $24 million; underlying segment income was up 5% (70 bps)  Benefits of increased vertical integration, operational performance and mix 6 Micro Hybrid Electric Vehicle AGM

2014 second quarter Building Efficiency 2014 2013 Net sales $3.3B $3.5B - 5%  BE sales down 2% excluding GWS and divestitures – Asia up 5% – North America down 4% – Middle East down 31%; Europe down 3%  Global Workplace Solutions sales down 8% Segment income $152M $139M +9%  Strong operating performance in NA and Asia reflecting cost and pricing initiatives  BE “Other” continues to reflect contract charges in the Middle East  GWS is up 24%, benefiting from restructuring initiatives and operating model changes 7 Commercial backlog and orders (at March 31, 2014)  Backlog level y/y at $4.8b ─ Adjusted for divestitures and foreign exchange  Orders down 2%; Softness primarily in the Middle East and Latin America

2014 second quarter Automotive Experience* (Electronics reported as a discontinued operation) 2014 2013 Net sales $5.6B $5.1B +11%  Higher revenue in North America, Europe and Asia  China sales (mostly non-consolidated) up 25% to $1.6B Segment income* $241M $74M +226%  Significantly improved profitability in Europe attributable to higher volumes, Metals performance and benefits of cost reduction initiatives  Seating margins up 290 bps year-over-year; Interiors up 250 bps year-over-year  North America and China markets remain strong, with Europe continuing to improve 8 Fiscal Q2 production  North America up 5%  Europe up 5%  China up 9% Geographic Highlights  Europe: $99 million y/y improvement in earnings  North America segment margins +100 bps  Asia segment margins 13.6% *Excluding $82 million non-recurring equity interest gain in 2013

Second quarter 2014
Financial highlights (continuing operations)

(in millions)	2014 (excluding items[1])	2013 (excluding items[2])	% change	2014 (reported)	2013 (reported)
Sales	$10,463	$10,102	4%	$10,463	$10,102
Gross profit	1,546	1,440	7%	1,546	1,440
% of sales	*14.8%*	*14.3%*		*14.8%*	*14.3%*
SG&A expenses	990	1,044	-5%	990	1,044
Equity income	73	65	12%	73	147
Segment income	$629	$461	36%	$629	$543
	6.0%	*4.6%*			

- **Sales** – Excluding FX, sales up 4% (Euro/dollar average exchange rate at $1.37 in Q2 2014 vs. $1.32 in Q2 2013)
- **Gross profit** – Impact of higher volumes and improved operational performance
- **SG&A** – Year-over-year decline due to restructuring and cost reduction initiatives
- **Equity income** – Improved performance from Automotive JVs

[1] **Q2 2014 items:** 1) $180 million non-cash tax charge related to the Electronics divestiture. The net impact was $0.27 per diluted share.
[2] **Q2 2013 items:** 1) $82 million pre-tax gain from acquiring the remaining 50% equity interest in an Automotive Experience joint venture in India. 2) $111 million of non-cash tax charges. 3) $84 million restructuring charge at Automotive Experience. The net impact was $0.20 per diluted share.

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Johnson Controls

Second quarter 2014 Financial highlights (continuing operations) 10 (in millions, except earnings per share) 2014 (excluding items1) 2013 (excluding items 2) 2014 (reported) 2013 (reported) Segment income $629 $461 $629 $543 Restructuring costs ----- ----- ---- 84 Financing charges - net 56 66 56 66 Income from continuing ops. before taxes 573 395 573 393 Income tax provision 110 77 110 214 Net income from continuing ops. 463 318 463 179 Income attributable to non-controlling interests 30 29 30 29 Net income attributable to JCI $433 $289 $433 $150 Diluted EPS from continuing operations $0.64 $0.42 $0.64 $0.22  Financing – Lower borrowing rates  Income tax provision – Underlying 2014 tax rate of 19%, consistent with last year 1 Q2 2014 items: 1) $180 million non-cash tax charge related to the Electronics divestiture. The net impact was $0.27 per diluted share. 2 Q2 2013 items: 1) $82 million pre-tax gain from acquiring the remaining 50% equity interest in an Automotive Experience joint venture in India. 2) $111 million of non-cash tax charges. 3) $84 million restructuring charge at Automotive Experience. The net impact was $0.20 per diluted share. Note: Total Diluted EPS (inc. disc. ops) $0.66 $0.44

Balance sheet / cash flow  Q2 cash provided by operating activities of $730 million vs. $217 million in 2013 – Net debt reduction of $383 million – Net debt to capitalization 34.1%  Improved working capital performance – Trade Working Capital 6.9% of sales, 80 bps year-over-year improvement  Year-to-date Capital Expenditures of $602 million, full-year outlook remains at $1.2 billion  Strong cash flow from operations expected in the second half 11

Revised Guidance 12 Note: Updated guidance assumes Air Distribution Technologies underlying earnings (excluding transaction-related costs) are neutral in 2014 Full-year 2014 guidance provided in December 2013  $3.15 - $3.30 / share inclusive of Electronics Business ─ Electronics $0.10 - $0.12 / share ─ Revised Full-year 2014 (excluding Electronics): $3.05 - $3.18 / share Updated continuing operations guidance  Full year $3.10 - $3.15 / share  Third Quarter $0.81 - $0.84 / share

13 * Certain items don’t sum due to rounding EPS Q1 Q2 Q3 Q4 Full Year Q1 Diluted Shares 686.7 689.4 690.1 690.7 689.2 682.2 As Reported 0.52$ 0.24$ 0.80$ 0.15$ 1.71$ 0.69$ Electronics Disc Ops (0.02) (0.02) (0.03) (0.07) (0.15) (0.03) Continuing Ops 0.50$ 0.22$ 0.77$ 0.08$ 1.56$ 0.66$ Restructuring/Impairment - 0.11 0.15 0.96 1.23 - Gain/loss on Acquisition/Disposal of Businesses - (0.07) - 0.03 (0.04) - MTM/ Pension Gain - - - (0.40) (0.40) - Tax - 0.16 (0.20) 0.24 0.20 - Continuing Ops - Excluding Items 0.50$ 0.42$ 0.72$ 0.91$ 2.55$ 0.66$ FY '13 FY '14 Appendix EPS from Continuing Ops Reconciliation*

14 *Excluding non-recurring items * Sales Q1 Q2 Q3 Q4 Full Year Q1 JCI Consolidated Sales 10,422$ 10,430$ 10,831$ 11,047$ 42,730$ 10,908$ Exclude: Discontinued Ops 313 328 332 347 1,320 334 Adjusted Sales 10,109 10,102 10,499 10,700 41,410 10,574 SINC Q1 Q2 Q3 Q4 Full Year Q1 JCI Consolidated SINC 549$ 490$ 729$ 920$ 2,688$ 686$ Exclude: Discontinued Ops 32 29 39 31 131 36 Adjusted SINC 517 461 690 889 2,557 650 FY '13 FY '14 FY '13 FY '14 Appendix Discontinued Ops Reconciliation